Exhibit 99.2

GMS Quarterly Review Fiscal Q3 2018

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Examples of forward-looking statements include those related to net sales, gross profit, gross margins, capital expenditures and market share growth, as well as non-GAAP financial measures such as Adjusted EBITDA, the ratio of debt-to-Adjusted EBITDA, adjusted net income and base business sales, including any management expectations or outlook for fiscal 2018 and beyond. In addition, statements regarding potential acquisitions and future greenfield locations and statements regarding the impact of the recent tax legislation, fiscal 2018 and 2019 effective tax rates and the expected use of tax savings are forward-looking statements, as well as statements regarding the markets in which the Company operates and the potential for growth in the commercial, residential and repair and remodeling, or R&R, markets. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, margin, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of March 6, 2018. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to March 6, 2018. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance GMS Overview Net Sales Breakdown (LTM FY18 Q3) (2) Wallboard 46% Ceilings 15% Steel Framing 16% Other 23% CAGR: 37.7% (3) ($ in millions, April FYE) #1 North American specialty distributor of interior construction products (1) More than 210 branches across 42 states 14.4% market share in wallboard 17.9% market share in ceilings Balanced mix of commercial new construction, commercial R&R, residential new construction and residential R&R Critical link between suppliers and highly fragmented customer base National scale drives purchasing advantages over peers while local expertise enhances service capabilities One-stop-shop for the interior contractor with broad product offering of 20,000+ SKUs Since June 2016 IPO, GMS has continued to execute on its strategy Increased market share in wallboard by ~130 bps Executed 10 acquisitions and opened 7 new greenfields Increased LTM Q3 18 net sales by 34.0% and Adj. EBITDA(3) by 45.7% compared to FY16 Expanded Adj. EBITDA(3) margins by 70 bps compared to FY16 Based on sales of wallboard and ceilings. Wallboard share based on LTM 12/31/17 volume. Ceilings share based on LTM 12/31/17 sales. Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition. Breakdown based on 3Q18 LTM Net Sales. FY2015, FY2016, FY2017 and 3Q18 LTM PF Adj. EBITDA includes approximately $8.1 million, $12.1 million, $10.0 million and $2.2 million, respectively, from entities acquired in FY2015, FY2016, FY2017 and 3Q18 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5.75-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of PF Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. PF Adjusted EBITDA (3) 3 Net Sales (2) ($ in millions, April FYE) % Margin (3) 3.3% 5.0% 6.4% 6.7% 7.4% 8.1% 8.1% +480bps +370bps Residential ~40% Commercial ~60% $106 $138 $188 $201 $8 $12 $10 $2 $32 $57 $87 $114 $150 $198 $204 FY-12 FY-13 FY-14 FY-15 FY-16 FY-17 LTM Q3 18

Includes the wallboard volume from entities acquired in calendar 2014 assuming that the entities were acquired on January 1, 2014. Includes the wallboard volume from entities acquired in calendar 2015 assuming that the entities were acquired on January 1, 2015. Includes the wallboard volume from entities acquired in calendar 2016 assuming that the entities were acquired on January 1, 2016. Includes the wallboard volume from entities acquired in calendar 2017 assuming that the entities were acquired on January 1, 2017. Market Leader with Scale Advantages National Scale Combined With Local Expertise 4 Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Market Leading Growth– Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution GMS Wallboard Market Share ’10–’17 Q3 share gain: ~580 bps (1) (2) (3) (4) 8.6% 8.8% 9.4% 9.9% 11.1% 13.1% 14.3% 14.4% CY2010 CY2011 CY2012 CY2013 CY2014 CY2015 CY2016 CY2017

Q3 2018 Highlights Above-Market Growth Attractive Capital Structure Accretive Acquisitions and Greenfield Openings Continued Profit Improvement Net sales increased 4.1% to a record $585.5 million Base business net sales up 2.9% Wallboard price increased 2.9% Net income increased 139.3% to $19.7 million, or EPS of $0.47 per diluted share Gross profit increased 5.2% to a record $195.4 million, with gross margin up 40 basis points Adjusted EBITDA grew 3.8% to a record $42.2 million Acquired Southwest Building Materials, Ltd. in Texas Opened up a greenfield location in Hartford, CT on February 1, 2018 Completed 10 acquisitions representing 20 branches since June 2016 IPO (26 acquisitions representing 59 branches since FY2013) 2.8x leverage (net debt(1) / LTM PF Adjusted EBITDA(2)) as of January 31, 2018 Standard & Poor’s upgraded GMS corporate debt in November to BB- from B+ No major maturities until 2023 5 Includes unamortized discount and deferred financing costs. Numbers may not add up due to rounding. PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company’s debt agreements, including in connection with the Company’s ability to incur additional indebtedness. FY2016, FY2017 and 3Q18 LTM PF Adj. EBITDA includes approximately $12.1 million, $9.5 million and $2.2 million, respectively, from entities acquired in FY2016, FY2017 and 3Q18 LTM, respectively, for the period prior to their respective dates of acquisition. For a reconciliation of PF Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

Attractive Acquirer with Significant Consolidation Opportunity Acquisition Strategy Recent GMS Acquisitions Acquisition Rationale Industry Structure: Large, highly fragmented industry comprised of hundreds of competitors Similar business operations enable efficient integration Limited number of scaled players Acquisition Strategy: Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities Fit GMS culture and platform Deliver scale benefits Attractive purchase price multiples Dedicated M&A team Pipeline: Significant portion of the market is comprised of local, independent competitors representing significant opportunity Maintain active dialogue with many potential targets One branch with LTM Sales of $46.8 million Strategic entrance into the greater Philadelphia metropolitan area Founded in 1994 Sept 1, 2016 Aug 29, 2016 Three branches with LTM Sales of $52.9 million Strategic entrance into south Florida Founded in 2008 and headquartered in Pompano, FL Oct 3, 2016 Three branches with LTM Sales of $30.0 million Strategic entrance into south central Ohio Founded in 1996 and headquartered in Dayton, OH Quarter FY17 Q3 FY17 Q3 FY17 Q3 FY17 Q3 Oct 31, 2016 Three branches with LTM Sales of $27.0 million Nice geographic fit with FY16 Q3 MI acquisition Founded in 1965 and headquartered in Southfield, MI FY17 Q3 One branch with LTM sales of $12.3 million Strategic entrance into northeastern Indiana Founded in 1984 Dec 5, 2016 FY17 Q4 One branch with LTM sales of $11.7 million Expands existing presence in Hawaii Founded in 1974 Feb 1, 2017 6 FY18 Q2 Aug 1, 2017 Three branches with LTM sales of $24.5 million Expands existing presence in Michigan Founded in 1988 FY18 Q2 Oct 2, 2017 Expansion of Ohio Valley brand Expands existing presence in Western Pennsylvania Founded in 1988 Expands Cowtown brand in Northwest Texas Founded in 1984 FY18 Q3 Dec 4, 2017

Profitable Sales Expansion in Fiscal Q3 2018 Gross Profit ($ mm) Fiscal Q3 2018 Gross Profit & Margin Adj. EBITDA(2) ($ mm) Fiscal Q3 2018 Adjusted EBITDA (2) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. For a reconciliation of Adj. EBITDA to Net Income, the most directly comparable GAAP metric, see Appendix. Margin (2): 7.2% 7.2% 2.9% organic sales growth, led by ceilings (+7.4%) and other products (+7.2%) Fiscal Q3 2017 was exceptionally strong with 15.5% organic sales growth, including double digit growth in all categories Gross margin improved 40 bps from prior year and 60 bps on a sequential basis Adjusted EBITDA grew 3.8% to $42.2 million reflecting higher sales and improved gross margins Commentary +3.8% YOY Fiscal Q3 2018 Performance 7 $40.7 $42.2 - 10.0 20.0 30.0 40.0 50.0 Fiscal Q3 2017 Fiscal Q3 2018 ($ in millions) Fiscal Q3 YOY Base FY17 FY18 Growth Business (1) WB Volume (MSF) 842 826 (1.9%) (3.2%) WB Price ($ / MSF) 303 $ 312 $ 2.9% Net Sales Wallboard 255.0 $ 256.4 $ 0.6% (1.0%) Ceilings 81.8 90.4 10.5% 7.4% Steel Framing 93.5 96.7 3.5% 3.6% Other Products 132.3 142.0 7.4% 7.2% Total Net Sales 562.5 $ 585.5 $ 4.1% 2.9%

Attractive Capital Structure Leverage of 2.8x Net Debt / LTM Pro Forma Adj. EBITDA as of 1/31/18, down from 3.1x Net Debt / LTM Pro Forma Adj. EBITDA as of 1/31/17 Substantial liquidity, with $28.9 million of cash on hand and an additional $333.6 million undrawn on the ABL Facility Moody’s and Standard & Poor’s current rating of B1/BB- (Moody’s upgraded GMS to B1 in July of 2017, Standard & Poor’s upgraded GMS to BB- in November of 2017) In Q1 2018, expanded First Lien Term Loan by $100 million, extended maturity to 2023, reduced the rate by 50 bps and used the net proceeds to pay down ABL facility Company expects Fiscal 2018 capital expenditures to be approximately $18.0 million to $20.0 million. Includes ~$8-9 million of January – April new fleet purchases Expect to finance new equipment in Fiscal 2019 under capital leases Commentary Leverage Summary Net Debt / PF Adjusted EBITDA Includes unamortized discount and deferred financing costs. Numbers may not add up due to rounding. PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company’s debt agreements, including in connection with the Company’s ability to incur additional indebtedness. FY2016, FY2017 and 3Q18 LTM PF Adj. EBITDA includes approximately $12.1 million, $9.5 million and $2.2 million, respectively, from entities acquired in FY2016, FY2017 and 3Q18 LTM, respectively, for the period prior to their respective dates of acquisition. For a reconciliation of PF Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 8 4.9x 4.3x 2.9x 2.8x 4/30/15 4/30/16 4/30/17 LTM 1/31/18 ($ mm) 4/30/15 4/30/16 4/30/17 1/31/18 FYE FYE FYE LTM Cash and cash equivalents $12 $19 $15 $29 Asset-Based Revolver 17 102 103 - First Lien Term Loan 386 382 478 573 Second Lien Term Loan 160 160 - - Capital Lease and Other 10 14 14 24 Total Debt $573 $658 $595 $598 PF Adj. EBITDA (1) $114 $150 $198 $204 Total Debt / PF Adj. EBITDA 5.0x 4.4x 3.0x 2.9x Net Debt / PF Adj. EBITDA 4.9x 4.3x 2.9x 2.8x

Tax Legislation Update 9 We expect our estimated effective tax rate to be 34-35% in FY 2018. We expect our estimated effective tax rate to be 23-25% in FY 2019. Assuming the effects of tax reform were in place for FY 2017, the table below reflects the estimated impact of tax reform on Adjusted Net Income: We expect to utilize our tax savings to continue our strategic investments in talent, technology and expansion to support our growing base of business and Adjusted EBITDA. Commentary As reported in the company's June 29, 2017 earnings release statement. Calculated assuming all equipment was acquired under capital leases or purchased as opposed to operating leases and were, accordingly, 100% year-one tax deductible. Normalized cash tax rate based on the Tax Cuts and Jobs Act of 2017. Tax Savings ($ in thousands, except share and pro share data) FY17-Pro Forma FY17 As Reported Inc/(Dec) % Inc/(Dec) Pre-Tax Income 71,540 $ 71,540 $ Add-backs 11,138 11,138 Write-off of discount and deferred financing fees 7,103 7,103 Purchase Acct-Depr & Amort. 30,518 30,518 Adjusted Pre-Tax Income (1) 120,299 120,299 - 0.0% Adjusted Income Tax Expense (2) 27,068 50,405 (23,337) -46.3% Adjusted Net Income 93,231 $ 69,894 $ 23,337 $ 33.4% Effective Tax Rate (3) 22.5% 41.9% Weighted average shares outstanding-Diluted 41,070,025 41,070,025 Adjusted Net income per share-Diluted 2.27 $ 1.70 $ 0.57 $ 33.4%

Leading Specialty Distributor Poised for Continued Growth Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Market Leading Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution 10

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Summary Quarterly Financials Note: Fiscal year end April 30. 12 (In millions, except per share data) 1Q17 2Q17 3Q17 4Q17 FY17 1Q18 2Q18 3Q18 (Unaudited) Wallboard Volume (MSF) 818 891 842 906 3,458 914 929 826 Wallboard Price ($ / '000 Sq. Ft.) 307 $ 303 $ 303 $ 311 $ 306 $ 311 $ 311 $ 312 $ Wallboard 251 $ 270 $ 255 $ 282 $ 1,058 $ 285 $ 288 $ 256 $ Ceilings 86 85 82 87 341 100 102 90 Steel framing 84 96 94 100 374 105 103 97 Other products 128 140 132 145 546 153 155 142 Net sales 550 592 563 615 2,319 642 648 586 Cost of sales 371 399 377 414 1,561 437 436 390 Gross profit 179 193 186 201 759 205 212 195 Gross margin 32.5% 32.6% 33.0% 32.7% 32.7% 31.9% 32.8% 33.4% Operating expenses: Selling, general and administrative expenses 135 150 147 153 585 156 160 156 Depreciation and amortization 16 17 18 18 69 16 17 16 Total operating expenses 151 167 166 171 654 172 177 173 Operating income 28 26 20 30 104 33 36 23 Other (expense) income: Interest expense (8) (7) (7) (7) (29) (8) (8) (8) Write-off of discount and deferred financing costs (5) (1) (0) - (7) (0) - - Other income, net 1 0 1 2 4 0 0 0 Total other (expense), net (12) (8) (7) (6) (33) (7) (8) (7) Income from continuing operations, before tax 15 18 14 25 72 25 28 15 Income tax expense (benefit) 6 1 5 10 23 10 10 (4) Net income 9 $ 17 $ 8 $ 14 $ 49 $ 15 $ 18 $ 20 $ Weighted average shares outstanding: Basic 38,201 40,943 40,943 40,956 40,260 40,971 41,006 41,036 Diluted 38,602 41,320 41,578 41,759 41,070 42,128 42,146 42,228 Net income per share: Basic 0.24 $ 0.42 $ 0.20 $ 0.35 $ 1.21 $ 0.37 $ 0.44 $ 0.48 $ Diluted 0.24 $ 0.42 $ 0.20 $ 0.34 $ 1.19 $ 0.36 $ 0.43 $ 0.47 $

Quarterly Net Sales Note: Fiscal year end April 30. When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. FY17 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY18 vs. FY17 comparative period. Total business days for FY18 are 254. Includes greenfields, which we consider extensions of “base business.” FY17 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions FY18 Business Days 1Q18 64 days (+1) 2Q18 65 days 3Q18 62 days 4Q18 63 days FY18 254 days (+1) 13 ($ in millions) 1Q17 2Q17 3Q17 4Q17 FY17 1Q18 2Q18 3Q18 (Unaudited) Base Business (1) (2) 544 $ 561 $ 511 $ 558 $ 2,173 $ 586 $ 589 $ 525 $ Acquisitions (2) 6 31 52 57 146 56 59 60 Total Net Sales 550 $ 592 $ 563 $ 615 $ 2,319 $ 642 $ 648 $ 586 $ Business Days (3) 63 65 62 63 253 64 65 62 Net Sales by Business Day 8.7 $ 9.1 $ 9.1 $ 9.8 $ 9.2 $ 10.0 $ 10.0 $ 9.4 $ Base Business Branches (4) (5) 185 188 188 189 189 190 190 191 Acquired Branches (5) 5 15 16 16 16 16 20 21 Total Branches 190 203 204 205 205 206 210 212

Quarterly Net Income to Adjusted EBITDA Adjusted EBITDA Reconciliation Commentary Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of share-based awards Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Mark-to-market adjustments for certain financial instruments Represents costs paid to third party advisors related to the secondary public offerings of our common stock Represents costs paid to third party advisors related to debt refinancing activities 14 ( $ in 000s) 1Q17 2Q17 3Q17 4Q17 FY17 1Q18 2Q18 3Q18 (Unaudited) Net Income 9,163 $ 17,224 $ 8,227 $ 14,272 $ 48,886 $ 15,343 $ 18,023 $ 19,686 $ Add: Interest Expense 7,577 7,154 7,431 7,198 29,360 7,500 7,917 7,871 Add: Write off of debt discount and deferred financing fees 5,426 1,466 211 - 7,103 74 - - Less: Interest Income (43) (35) (23) (51) (152) (23) (26) (44) Add: Income Tax Expense (Benefit) 6,159 710 5,363 10,422 22,654 10,060 9,983 (4,488) Add: Depreciation Expense 6,382 6,548 6,465 6,170 25,565 5,990 6,023 6,009 Add: Amortization Expense 9,413 10,820 11,851 11,591 43,675 10,355 10,690 10,481 EBITDA 44,077 $ 43,887 $ 39,525 $ 49,602 $ 177,091 $ 49,299 $ 52,610 $ 39,515 $ Adjustments Stock appreciation rights expense (income) (A) (92) (144) (498) 882 148 590 642 631 Redeemable noncontrolling interests (B) 292 2,531 256 457 3,536 866 164 340 Equity-based compensation (C) 673 686 622 553 2,534 473 375 430 Severance and other permitted costs (D) 140 118 57 (472) (157) 205 113 8 Transaction costs (acquisition and other) (E) 654 1,827 305 (798) 1,988 159 88 75 Loss (gain) on disposal of assets (198) 68 (114) (94) (338) (390) (207) (51) AEA management fee (F) 188 - - - 188 - - - Effects of fair value adjustments to inventory (G) 164 457 155 170 946 - 187 89 Interest rate swap / cap mark-to-market (H) 43 89 109 141 382 196 238 276 Secondary public offerings (I) - - - 1,385 1,385 631 - 894 Debt transaction costs (J) - - 261 265 526 723 35 - Total Add-Backs 1,864 $ 5,632 $ 1,153 $ 2,489 $ 11,138 $ 3,453 $ 1,635 $ 2,692 $ Adjusted EBITDA 45,941 $ 49,519 $ 40,678 $ 52,091 $ 188,229 $ 52,752 $ 54,245 $ 42,207 $

LTM Net Income to Pro Forma Adjusted EBITDA Pro Forma Adjusted EBITDA Reconciliation Commentary 15 Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of share-based awards Represents non-recurring expenses related specifically to the AEA acquisition of GMS Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition Represents management fees paid to AEA, which were discontinued after the IPO Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Mark-to-market adjustments for certain financial instruments Represents costs paid to third party advisors related to the secondary public offerings of our common stock Represents costs paid to third party advisors related to debt refinancing activities Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition ( $ in 000s) 3Q18 LTM 2017 2016 2015 (Unaudited) Net Income (Loss) 67,324 $ 48,886 $ $ 12,564 $ (11,697) Add: Interest Expense 30,486 29,360 37,418 36,396 Add: Write off of debt discount and deferred financing fees 74 7,103 - - Less: Interest Income (144) (152) (928) (1,010) Add: Income Tax Expense 25,977 22,654 12,584 (6,626) Add: Depreciation Expense 24,192 25,565 26,667 32,208 Add: Amortization Expense 43,117 43,675 37,548 31,957 EBITDA 191,026 $ 177,091 $ $ 125,853 $ 81,228 Adjustments Stock appreciation rights expense (A) 2,745 148 1,988 2,268 Redeemable noncontrolling interests (B) 1,827 3,536 880 1,859 Equity-based compensation (C) 1,831 2,534 2,699 6,455 AEA transaction related costs (D) - - - 837 Severance and other permitted costs (E) (146) (157) 379 413 Transaction costs (acquisition and other) (F) (476) 1,988 3,751 1,891 (Gain) loss on disposal of assets (742) (338) (645) 1,089 AEA management fee (G) - 188 2,250 2,250 Effects of fair value adjustments to inventory (H) 446 946 1,009 5,012 Interest rate swap / cap mark-to-market (I) 851 382 - - Secondary public offerings (J) 2,910 1,385 19 2,494 Debt transaction costs (K) 1,023 526 - - Total Add-Backs 10,269 $ 11,138 $ 12,330 $ 24,568 $ Adjusted EBITDA 201,295 $ 188,229 $ 138,183 $ 105,796 $ Contributions from acquisitions (L) 2,238 9,500 12,093 8,064 Pro Forma Adjusted EBITDA 203,533 $ 197,729 $ 150,276 $ 113,860 $

Net Income to Adjusted EBITDA Adjusted EBITDA Reconciliation Commentary Represents compensation paid to certain executives who were majority owners prior to the AEA acquisition of GMS. Following the acquisition, these executives’ compensation agreements were amended and, going forward, GMS does not anticipate additional adjustments Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of stock options Represents non-recurring expenses related specifically to the AEA acquisition of GMS Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition Represents management fees paid to AEA, which were discontinued after the IPO Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Mark-to-market adjustments for certain financial instruments Represents costs incurred in connection with withdrawal from a multi-employer pension plan 16 FY14 is comprised of 11 month period (predecessor) and one month period (successor) ($ in 000s) (Unaudited) 2015 2014 (1) 2013 2012 Net income (loss) $ (11,697) $(219,814) $(182,627) $ (7,830) Income tax expense (benefit) (6,626) (240) 11,534 2,658 Discountinued operations, net of tax - - - (362) Interest income (1,010) (922) (798) (885) Interest expense 36,396 7,180 4,413 2,966 Change in fair value of mandatorily redeemable shares - 200,004 198,212 8,952 Depreciation expense 32,208 16,042 11,665 7,840 Amortization expense 31,957 2,556 72 732 EBITDA $ 81,228 $ 4,806 $ 42,471 $ 14,071 Adjustments Executive compensation (A) $ - $ 2,447 $ 13,420 $ 8,266 Stock appreciation rights expense (benefit) (B) 2,268 1,368 1,061 253 Redeemable noncontrolling interests (C) 1,859 3,028 2,195 407 Equity-based compensation (D) 6,455 28 82 (154) AEA transaction related costs (E) 837 67,964 230 133 Severance costs and other permitted costs (F) 413 - (30) (205) Transaction costs (acquisition and other) (G) 1,891 - - - Loss (gain) on disposal of assets 1,089 (864) (2,231) (556) AEA management fee (H) 2,250 188 - - Effects of fair value adjustments to inventory (I) 5,012 8,289 - - Interest rate swap / cap mark-to-market (J) 2,494 (192) 313 - Pension withdrawal (K) - - - 10,179 Total Add-Backs 24,568 82,256 15,040 18,323 Adjusted EBITDA $105,796 $ 87,062 $ 57,511 $ 32,394

Quarterly Cash Flows 17 ($ in millions) (Unaudited) 1Q17 2Q17 3Q17 4Q17 FY17 1Q18 2Q18 3Q18 Net income $ 9.2 $ 17.2 $ 8.2 $ 14.3 $ 48.9 15.3 $ 18.0 $ 19.7 Non-cash changes & other changes (5.0) 11.5 23.8 30.1 60.4 (2.8) 13.3 14.8 Changes in primary working capital components: Trade accounts and notes receivable (19.4) 0.0 16.1 (17.2) (20.4) (12.9) (8.9) 36.4 Inventories (17.1) 3.7 (12.3) 7.3 (18.4) (3.3) (4.0) (16.3) Accounts payable 1.7 (1.1) (0.3) (4.1) (3.8) 9.5 5.1 (20.3) Cash provided by (used in) operating activities (30.6) 31.3 35.6 30.4 66.7 5.9 23.5 34.4 Purchases of property and equipment (2.6) (2.4) (1.9) (4.2) (11.1) (5.5) (2.9) (5.0) Proceeds from sale of assets 0.8 0.5 1.9 0.8 4.0 1.4 0.5 0.4 Acquisitions of businesses, net of cash acquired (26.6) (113.4) (6.0) (4.5) (150.4) (3.1) (15.3) (5.2) Cash (used in) provided by investing activities (28.3) (115.3) (6.0) (7.9) (157.5) (7.2) (17.7) (9.7) Cash provided by (used in) financing activities 49.7 90.5 (35.4) (18.5) 86.3 6.5 (5.8) (15.5) Increase (decrease) in cash and cash equivalents (9.2) 6.6 (5.8) 4.0 (4.5) 5.2 0.0 9.2 Balance, beginning of period 19.1 9.8 16.4 10.6 19.1 14.6 19.7 19.8 Balance, end of period $ 9.8 $ 16.4 $ 10.6 $ 14.6 $ 14.6 19.7 $ 19.8 28.9 Supplemental cash flow disclosures: Cash paid for income taxes $ 6.5 $ 24.3 $ 9.0 $ 9.3 $ 49.2 $ 1.8 $ 26.7 $ 6.6 Cash paid for interest $ 6.6 $ 6.6 $ 6.9 $ 6.4 $ 26.4 $ 6.8 $ 7.3 $ 7.1 Historical

Reconciliation of SG&A to Adjusted SG&A GAAP SG&A Reconciliation Commentary Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of stock options Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May Represents costs paid to third party advisors related to the secondary public offerings of our common stock Represents costs paid to third party advisors related to debt refinancing activities 18 (Unaudited) 1Q17 2Q17 3Q17 4Q17 FY2017 1Q18 2Q18 3Q18 ($ in millions) SG&A - Reported 135.1 $ 149.8 $ 147.3 $ 153.0 $ 585.1 $ 156.1 $ 159.9 $ 156.3 $ Adjustments Stock appreciation rights expense (benefit) (A) 0.1 0.1 0.5 (0.9) (0.1) (0.6) (0.6) (0.6) Redeemable noncontrolling interests (B) (0.3) (2.5) (0.3) (0.5) (3.5) (0.9) (0.2) (0.3) Equity-based compensation (C) (0.7) (0.7) (0.6) (0.6) (2.5) (0.5) (0.4) (0.4) Severance and other permitted costs (D) (0.1) (0.1) (0.1) 0.5 0.2 (0.2) (0.1) (0.0) Transaction costs (acquisition and other) (E) (0.7) (1.8) (0.6) 0.8 (2.2) (0.2) (0.1) (0.1) Loss (gain) on disposal of assets 0.2 (0.1) 0.1 0.1 0.3 0.4 0.2 0.1 AEA management fee (F) (0.2) - - - (0.2) - - - Secondary Public Offering (G) - - - (1.4) (1.4) (0.6) - (0.9) Debt Related Costs (H) - - - (0.3) (0.3) (0.7) (0.0) - SG&A - Adjusted 133.4 $ 144.7 $ 146.4 $ 150.8 $ 575.3 $ 152.8 $ 158.7 $ 153.9 $

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